UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 24, 2005

CIT Funding Company, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)

333-122288 (Commission File Number)	22-3634034 (IRS Employer Identification No.)

1 CIT Drive Livingston, New Jersey (Address of principal executive offices and zip code)	07039 (Zip Code)

Registrants' telephone number, including area code:   (973) 740-5000

NCT Funding Company, L.L.C.
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

This Current Report on Form 8-K is being filed for the purpose of filing Registrant’s Certificate of Amendment of Certificate of Formation in connection with Registrant’s change of name from “NCT Funding Company, L.L.C.” to “CIT Funding Company, LLC” effective as of 5:01 p.m. EDT on January 24, 2005.

Item 9.01.   Financial Statements and Exhibits.

(c)   Exhibits.

        The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Formation

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT FUNDING COMPANY, LLC

By: /s/ Barbara Callahan

Name:	Barbara Callahan
Title:	Vice President

  Dated: January 27, 2005